As filed with the Securities and Exchange Commission on May 23, 2003
                                                  Securities Act File No. 333-
                                          Investment Company Act File No. 811-
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2
      [X]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      [ ]                 PRE-EFFECTIVE AMENDMENT NO.
      [ ]                POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
      [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      [ ]                       AMENDMENT NO.
                       (Check appropriate box or boxes)
                              -------------------
                    MBIA CAPITAL/CLAYMORE MANAGED DURATION
                          CALIFORNIA MUNICIPAL TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)
                              -------------------
                                113 King Street
                            Armonk, New York 10504
                   (Address of Principal Executive Offices)
                              -------------------
                                (914) 273-4545
                             -------------------
             (Registrant's Telephone Number, Including Area Code)
                              -------------------
                         Clifford D. Corso, President
                             MBIA Capital/Claymore
                  Managed Duration California Municipal Trust
                                113 King Street
                            Armonk, New York 10504
                    (Name and Address of Agent for Service)
                              -------------------
                                  Copies to:
                             Sarah E. Cogan, Esq.
                          Simpson Thacher & Bartlett
                             425 Lexington Avenue
                           New York, New York 10017
                              -------------------
                 Approximate date of proposed public offering:
                       As soon as practicable after the
                            effective date of this
                            Registration Statement.
                              -------------------
          If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

          It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).
                              -------------------
       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================== =================== =================== =================== ===============
                 Title of                         Amount             Proposed        Proposed Maximum     Amount of
             Securities Being                     Being              Maximum            Aggregate        Registration
                Registered                    Registered(1)       Offering Price    Offering Price(1)        Fee
------------------------------------------ ------------------- ------------------- ------------------- ---------------

Common Shares ($.001 par value)........      66,667 shares           $15.00            $1,000,005           $81
========================================== =================== =================== =================== ===============

----------
(1) Estimated solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BECOME NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject To Completion
              Preliminary Prospectus dated ____________ __, 2003

PROSPECTUS
----------

                             _____________ Shares
       MBIA Capital/Claymore Managed Duration California Municipal Trust
                                 Common Shares
                               $15.00 Per Share

                              -------------------

          MBIA Capital/Claymore Managed Duration California Municipal Trust is a newly organized, non-diversified, closed-end management investment company. The investment objective of the Trust is to provide shareholders with high current income exempt from regular Federal and California income taxes while seeking to protect the value of the Trust's assets during periods of interest rate volatility. The Trust seeks to achieve its objective by investing primarily in a portfolio of investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal and California income taxes. Under normal market conditions and after the initial investment period following this offering, the Trust will invest at least 80% of its net assets in such municipal obligations. The Trust intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Trust's investment adviser to be of comparable quality. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Trust's net assets will be invested in investment grade municipal obligations with a duration of five to 14 years. The Trust expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of five to 14 years. There can be no assurance that the Trust's investment objective will be realized. (continued on following page)

          Investing in the Trust's common shares involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page ____ of this prospectus.

                                                    Per Share          Total
                                                 ---------------  -------------
Public offering price...........................    $15.00            $
Sales load......................................    $                 $
Estimated offering expenses(1) .................    $                 $
Proceeds, after expenses, to the Trust(2).......    $                 $

----------
(1) To the extent that aggregate organizational and offering expenses are less than $.05 per common share, up to [___]% of the amount of the offering up to such expense limit will be paid to Claymore Securities, Inc. as compensation for the distribution services it provides to the Trust. See "Underwriting."
(2) Aggregate offering expenses are expected to be $[________], which will be borne by the Trust. MBIA Capital Management Corp. and Claymore Securities, Inc. have agreed to reimburse offering expenses (other than sales load) in excess of $.05 per common share. MBIA Capital Management Corp. and Claymore Securities, Inc. have also agreed to pay the organizational expenses of the Trust.

          The underwriters may also purchase up to an additional _______ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover over-allotments.

          Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

          The shares will be ready for delivery on or about ___________, 2003.

                   [names of underwriting syndicate members]
                              -------------------

               The date of this prospectus is ___________, 2003.

          Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust plans to apply to list its shares on the New York Stock Exchange (the "NYSE") or another national securities exchange under the symbol "_____."

          The Trust may leverage through borrowings or the issuance of preferred shares or debt securities. Within approximately one to three months after completion of this offering of common shares, the Trust intends to offer preferred shares representing approximately ___% of the Trust's capital, or approximately ___% of the Trust's common share equity, immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Trust's capital will actually be issued. The use of preferred shares to leverage the common shares can create special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

          Information about the Trust can be reviewed and copied at the SEC's public reference room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the public reference section of the SEC, Washington, D.C. 20549-0102.

          This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

PROSPECTUS SUMMARY............................................................5
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................10
FEE TABLE....................................................................13
THE TRUST....................................................................14
USE OF PROCEEDS..............................................................14
INVESTMENT OBJECTIVE AND POLICIES............................................14
OTHER INVESTMENT POLICIES....................................................25
RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE.................................27
INVESTMENT RESTRICTIONS......................................................30
TRUSTEES AND OFFICERS........................................................31
INVESTMENT ADVISORY ARRANGEMENTS.............................................33
PORTFOLIO TRANSACTIONS.......................................................35
DIVIDENDS AND DISTRIBUTIONS..................................................36
TAXES........................................................................37
AUTOMATIC DIVIDEND REINVESTMENT PLAN.........................................40
NET ASSET VALUE..............................................................41
DESCRIPTION OF SHARES........................................................42
CUSTODIAN....................................................................45
UNDERWRITING.................................................................45
SERVICING AGENT..............................................................48
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR......................48
ACCOUNTING SERVICES PROVIDER.................................................48
LEGAL OPINIONS...............................................................48
INDEPENDENT AUDITORS AND EXPERTS.............................................48
ADDITIONAL INFORMATION.......................................................49
REPORT OF INDEPENDENT AUDITORS...............................................50


Appendix A  Economic and Other Conditions in California.....................A-1
Appendix B  Ratings of Municipal Bonds......................................B-1
Appendix C  Taxable Equivalent Yields for 2003..............................C-1

                              -------------------

          You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                              Prospectus Summary

          This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Trust                   MBIA Capital/Claymore Managed Duration California
                            Municipal Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. See "The Trust."


The Offering                The Trust is offering _________ common shares of
                            beneficial interest at an initial offering price of $15.00 per share through a group of underwriters led by ____________________________
                            ______. You must purchase at least 100 common shares to participate in this offering. The underwriters may purchase up to an additional
                            _______ common shares within 45 days of the date of this prospectus to cover over-allotments, if any. MBIA Capital Management Corp. ("MBIA-CMC") and Claymore Securities, Inc. (the "Servicing
                            Agent") have agreed to reimburse offering expenses
                            (other than sales load) in excess of $.05 per common share. MBIA-CMC and the Servicing Agent have also agreed to pay the organizational expenses of the Trust.


Investment Objective
  and Policies              The investment objective of the Trust is to
                            provide shareholders with high current income exempt from regular Federal and California income taxes while seeking to protect the value of the Trust's assets during periods of interest rate volatility. The Trust seeks to achieve its objective by investing primarily in an investment grade portfolio of obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular Federal and California income taxes
                            ("California Municipal Bonds"). Under normal market conditions and after the initial investment period following this offering, the Trust will invest at least 80% of its net assets in California Municipal
                            Bonds. The Trust may also invest up to 20% of its net assets in municipal bonds the interest on which is exempt from regular Federal but not California income tax (together with California Municipal
                            Bonds, "Municipal Bonds"). There can be no assurance that the Trust's investment objective will be realized. See "Investment Objectives and Policies."

                            Under normal market conditions and after the initial investment period following this offering, at least 80% of the Trust's net assets will be invested in investment grade California Municipal Bonds with a duration of five to 14 years. The Trust also expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of five to 14 years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Trust. The Trust has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the Federal alternative minimum tax, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income.

                            The Trust will seek to protect the value of its assets against the volatility of interest rate changes and other market movements through a variety of hedging strategies.

California Municipal
  Bonds The Trust will normally invest at least 80% of its net assets in California Municipal Bonds with a duration of five to 14 years. However, when the Trust's investment adviser believes that investment grade California

                            Municipal Bonds are not available in sufficient amounts at an appropriate price, the Trust may invest a lesser amount of its net assets in these securities.

                            Investment Grade Municipal Bonds. The Trust intends to invest in Municipal Bonds that are rated investment grade by one or more nationally recognized statistical rating organizations ("NRSROs") or in unrated bonds considered by MBIA-CMC to be of comparable quality.

                            Hedging Transactions. The Trust may seek to hedge its portfolio against changes in interest rates using options, caps and financial futures contracts or swap transactions. The Trust's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Trust may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Trust must pay for the option, and the price of the security may not in fact drop.

                            The Trust is authorized to enter into swap agreements or options thereon ("swaptions"). Swaps are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                            In large part, the success of the Trust's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Trust is not required to hedge its portfolio and may choose not to do so. The Trust cannot guarantee that any hedging strategies it uses will work.

Use of Leverage
  by the Trust              Issuance of Preferred Shares. The Trust intends to
                            offer preferred shares within approximately one to three months after completion of this offering.
                            Under current market conditions it is anticipated that the preferred shares will represent approximately ___% of the Trust's capital, including the capital raised by issuing the preferred shares, or approximately ___% of the Trust's common share equity. There can be no assurance, however, that preferred shares will actually be issued or if issued what percentage of the Trust's capital they will represent. Issuing preferred shares will result in the leveraging of the Trust's common shares. Although the Board of Trustees has not yet determined the terms of the preferred share offering, the Trust expects that the preferred shares will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years) and that the preferred share dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred share offering will be invested in accordance with the Trust's investment objective. The expenses of the preferred shares, which will be borne by the Trust, will reduce the net asset value of the Trust's common shares. During periods when the Trust has preferred shares outstanding, the Trust will pay fees to MBIA-CMC and the Servicing Agent for their services that are higher than if the Trust did not issue preferred shares because the fees will be calculated on the basis of the Trust's average daily net assets including proceeds from the sale of preferred shares. See
                            "Risks and Special Considerations of Leverage."

                            Potential Benefits of Leverage. Under normal market conditions, MBIA-CMC believes that the dividend and interest income on the Trust's portfolio should exceed the dividend rate the Trust must pay to the preferred shareholders. Thus, the Trust's use of preferred shares should provide common shareholders with a higher yield than they would receive if the Trust were not leveraged, although no assurance can be given that the issuance of preferred shares will result in a higher yield to common shareholders.

                            Risks of Leverage. The use of leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares. Since any decline in the value of the Trust's investments will affect only the common shareholders, in a declining market the use of leverage will cause the Trust's net asset value to decrease more than it would if the Trust were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for common shares. In addition, fluctuations in the dividend rates paid on, and the amount of taxable income allocable to, the preferred shares will affect the yield to common shareholders. There can be no assurance that the Trust will earn a higher net return on its investments than the then current dividend rate (and any Additional Distribution) it pays on the preferred shares. Under certain conditions, the benefits of leverage to common shareholders will be reduced, and the Trust's leveraged capital structure could result in a lower rate of return to common shareholders than if the Trust were not leveraged.

                            During times of rising interest rates, the market value of the Trust's portfolio investments and, consequently, the net asset value of its shares may decline. The Trust's leveraging of its portfolio by issuing preferred shares may accentuate the potential decline. The Trust also may invest in securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

                            Distributions. When the Trust issues preferred shares, common shareholders will receive all of the Trust's net income that remains after it pays dividends (and any Additional Distribution) on the preferred shares and generally will be entitled to a pro rata share of net realized capital gains. If the Trust is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred shares plus any accumulated and unpaid dividends and Additional Distributions.

                            Redemption of Preferred Shares. The Trust may redeem the preferred shares for any reason. For example, the Trust may redeem all or part of the preferred shares if it believes that the Trust's leveraged capital structure will cause common shareholders to obtain a lower return than they would if the common shares were unleveraged for any significant amount of time.

                            Voting Rights. Preferred shareholders, voting as a separate class, will be entitled to elect two of the Trust's Trustees. Common and preferred shareholders, voting together as a single class, will be entitled to elect the remaining Trustees. If the Trust fails to pay dividends to the preferred shareholders for two full years, the holders of all outstanding preferred shares, voting as a separate class, would then be entitled to elect a majority of the Trust's Trustees. The preferred shareholders also will vote separately on certain other matters as required under the Trust's Agreement and Declaration of Trust, as amended and supplemented (the "Declaration"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the Delaware Statutory Trust Act. Otherwise, common and preferred shareholders will have equal voting rights (one vote per share) and will vote together as a single class.

                            Ratings. Before it offers the preferred shares, the Trust intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred shares. The Trust believes that a rating for the preferred shares will make it easier to market the shares, which should reduce the dividend rate.


Listing Currently, there is no public market for the Trust's common shares. However, the Trust plans to apply to list the Trust's common shares on the NYSE or another national securities exchange under the symbol "___."


Investment Adviser          MBIA Capital Management Corp., the Trust's
                            investment adviser, provides investment advisory
                            [and administrative services] to the Trust. For its services, the Trust pays MBIA-CMC a monthly fee at the annual rate of ____% of the Trust's average daily net assets (including assets acquired from the sale of any preferred shares), plus the proceeds of any outstanding borrowings used for leverage ("Managed Assets"). See
                            "Investment Advisory Arrangements."


Servicing Agent             Claymore Securities, Inc. a registered
                            broker-dealer, acts as servicing agent to the Trust. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients.

                            The Servicing Agent will receive an annual fee from the Trust, paid monthly, based on the average weekly value of the Managed Assets during such month.

                            If the average weekly value of the Managed Assets (calculated monthly) is greater than $[___] million the Servicing Agent will receive an annual fee from the Trust, payable monthly in arrears, which will be based on the average weekly value of the Managed Assets during such month, in a maximum amount equal to [___]% of the average weekly value of the Managed Assets.

                            If the average weekly value of the Managed Assets (calculated monthly) is $[___] million or less the Servicing Agent will receive an annual fee from the Trust, payable monthly in arrears, which will be based on the average weekly value of the Managed Assets during such month, in a maximum amount equal to [___]% of the average weekly value of the Managed Assets. See "Servicing Agent."

Dividends and
  Distributions             The Trust intends to distribute dividends from its
                            net investment income monthly, and net realized capital gains, if any, at least annually. The
                            Trust expects that it will commence paying dividends within 90 days of the date of this prospectus. Once the Trust issues preferred shares, the monthly dividends to common shareholders will consist of all or a portion of net investment income that remains after the Trust pays dividends on the preferred shares. Currently, in order to maintain a more stable level of monthly dividend distributions to common shareholders, the Trust intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. The Trust will distribute net capital gains, if any, at least annually to common shareholders and, after it issues the preferred shares, on a pro rata basis to common and preferred shareholders. The Trust may not declare any cash dividend or other distribution on its common shares unless the preferred shares have asset coverage of at least 200%. If the Trust issues preferred shares representing ____% of its total capital, the preferred share asset coverage will be approximately ___%. If the Trust's ability to make distributions on its common shares is limited, the Trust may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for shareholders. See "Dividends and Distributions."

Yield Considerations        The yield on the Trust's common shares will vary
                            from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Trust's investment in portfolio securities, the securities comprising the Trust's portfolio, the ability of the issuers of the portfolio securities to pay interest on such securities, changes in tax exempt interest rates
                            (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Trust's preferred shares, the effects of preferred share leverage on the common shares discussed above under "-Use of Leverage by the Trust," the timing of the investment of preferred share proceeds in portfolio securities, the Trust's net assets and its operating expenses.
                            Consequently, the Trust cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Trust shares.
                            The Trust's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made, and no guarantee can be given that the Trust will achieve or maintain any particular yield level.

Automatic Dividend
 Reinvestment Plan          Dividend and capital gains distributions generally
                            are used to purchase additional common shares of the Trust. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

          An investment in the Trust's common shares should not constitute a complete investment program.

          Liquidity and Market Price of Shares. The Trust is newly organized and has no operating history or history of public trading.

          Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Trust is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the sales load and the amount of offering expenses paid by the Trust.

          California Municipal Bonds. The Trust intends to invest the majority of its portfolio in California Municipal Bonds. As a result, the Trust is more exposed to political, economic, regulatory and other risks affecting issuers of California Municipal Bonds than is a Municipal Bond fund that invests more widely. See "Appendix A - Economic and other Conditions in California".

          During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. The 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002. The 2002 Budget Act closed the $23.6 billion shortfall through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in California acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. The State of California has projected a $34.8 billion shortfall for fiscal year 2003-2004. California's general obligation bonds are currently rated A2, A and A by Moody's, S&P and Fitch, respectively, with Fitch maintaining a negative outlook.

          Non-diversification. The Trust is registered as a "non-diversified" investment company. This means that the Trust may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Trust may invest a relatively high percentage of its assets in a limited number of issuers, the Trust may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Trust must still meet the diversification requirements of applicable Federal income tax law.

          Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Trust management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

          Municipal Bond Market Risk. The amount of public information available about the Municipal Bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of MBIA-CMC than that of an equity fund or taxable bond fund. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices or at prices approximating those at which the Trust currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

          Interest Rate and Credit Risk. The Trust invests in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Because the Trust will invest primarily in intermediate-term Municipal Bonds, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage by the issuance of preferred shares may increase interest rate risk. Market interest rates for investment grade Municipal Bonds in which the Trust will primarily invest have recently declined significantly below the recent historical average rates for such bonds. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Trust's net assets to decline). Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Trust intends to invest in Municipal Bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings. It may also invest in unrated Municipal Bonds that MBIA-CMC believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

          Call and Redemption Risk. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond the Trust holds, the Trust may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

          Private Activity Bonds. The Trust may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Trust to the Federal alternative minimum tax.

          Leverage. The Trust currently plans to issue preferred shares within approximately one to three months after the completion of this offering. Under current market conditions it is anticipated that the preferred shares will represent approximately ____% of the Trust's capital, including capital raised by issuing the preferred shares. There can be no assurance, however, that preferred shares will actually be issued, or if issued, what percentage of the Trust's capital they will represent. Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Trust's investments. Leverage also creates the risk that the investment return on the Trust's common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the dividend and interest income earned by the Trust on its investments. If the Trust is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Trust uses leverage, the fees paid to MBIA-CMC and the Servicing Agent will be higher than if leverage was not used. See "Risks and Special Considerations of Leverage."

          Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during periods of rising inflation, preferred share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.

          Portfolio Strategies. The Trust may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Trust. These strategies include the use of derivatives, such as options, caps, futures, options on futures, and interest rate transactions. Such strategies subject the Trust to the risk that, if MBIA-CMC incorrectly forecasts market values, interest rates or other applicable factors, the Trust's performance could suffer. Certain of these strategies may provide investment leverage to the Trust's portfolio and result in many of the same risks of leverage to the holders of the Trust's common shares as discussed above under "-Leverage." The Trust is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may not do so. Income earned by the Trust from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Trust's portfolio strategies will be effective. Some of the derivative strategies that the Trust may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Trust's risk of loss.

          Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Trust may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its returns, such as options, caps, futures contracts and swap agreements. The Trust may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Trust also may use derivatives to add leverage to the portfolio. The Trust's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Trust invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.

          Antitakeover Provisions. The Trust's Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust.

          Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including potential U.S. military actions, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Trust's common shares. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the securities markets in which the Trust invests.

                                   FEE TABLE

Shareholder Transaction Expenses:
     Maximum Sales Load (as a percentage of offering price)....       ____%
     Offering Expenses Borne by the Trust (as a percentage of
       offering price)(a)......................................       ____%
     Dividend Reinvestment Plan Fees...........................       None

Annual Expenses (as a percentage of net assets attributable
     to common shares):
     Investment Advisory Fees(b)(c)............................       ____%
     Interest Payments on Borrowed Funds.......................       None
     Other Expenses(b)(c)......................................       ____%

         Total Annual Operating Expenses(b)(c).................       ____%


----------
(a) MBIA-CMC and the Servicing Agent have agreed to reimburse offering expenses (other than sales load) in excess of $.05 per common share. MBIA-CMC and the Servicing Agent have also agreed to pay the organizational expenses of the Trust. The offering costs to be paid by the Trust are not included in the annual expenses shown in the table. Offering costs borne by common shareholders will result in a reduction of capital of the Trust attributable to common shares. If the Trust offers preferred shares in an amount equal to approximately ____% of the Trust's capital, the costs of that offering, estimated to be approximately ___% of the total dollar amount of the preferred share offering, will be effectively borne by the common shareholders and result in a reduction of the net asset value of the common shares. These preferred share offering costs are estimated to be approximately $___ per share of common shares (___% of the offering price).

(b) See "Investment Advisory Arrangements" -- page __. This fee does not include the fee payable to the Servicing Agent, which is included in "Other Expenses."

(c) Assumes leverage by issuing preferred shares in an amount equal to approximately ____% of the Trust's capital at a dividend rate of ___%. The Trust intends to use leverage only if MBIA-CMC believes that it would result in a higher yield to common shareholders over time. See "Risk Factors and Special Considerations--Leverage" and "Risks and Special Considerations of Leverage." If the Trust does not use leverage, it is estimated that, as a percentage of net assets attributable to common shares, the Investment Advisory Fee would be ___%, Interest Payments on Borrowed Funds would be None, Other Expenses would be ___% and Total Annual Expenses would be ___%.

EXAMPLE                                                     1 Year      3 Years    5 Years     10 Years
-------                                                   ----------  ----------  ----------  ----------

     An investor would pay the following expenses
     (including the sales load of $___, estimated
     offering expenses of this offering of $___ and
     the estimated preferred share offering costs
     assuming the Trust offers preferred shares in
     an amount equal to approximately _____% of the
     Trust's capital (after issuance) of $___) on a
     $1,000 investment, assuming total annual
     expenses of ___% and a 5% annual return
     throughout the periods.........................      $_________  $________   $________   $________


          The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Trust's first fiscal year and assume that the Trust issues approximately ______ common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. The Example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE TRUST

          The Trust is a newly organized, non-diversified, closed-end management investment company. The Trust was formed under the laws of the State of Delaware on May 20, 2003, and has registered under the 1940 Act. The Trust's principal office is located at 113 King Street, Armonk, New York 10504, and its telephone number is (914) 273-4545.

          The Trust is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

          The net proceeds of this offering will be approximately $__________ million (or approximately $__________ million assuming the underwriters exercise the over-allotment option in full) after payment of offering expenses estimated to be approximately $__________ million and the deduction of the underwriting discount.

          The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies within approximately one to three months after completion of the offering of common shares, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

          The Trust's investment objective is to provide shareholders with high current income exempt from regular Federal and California income taxes while seeking to protect the value of the Trust's assets during periods of interest rate volatility. The Trust's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act).

          The Trust seeks to achieve its objective by investing primarily in investment grade California Municipal Bonds. Under normal market conditions and after the initial investment period following this offering, the Trust will invest at least 80% of its net assets in California Municipal Bonds. For this purpose, net assets include any borrowings for investment purposes. The Trust's investment objective and its policy of normally investing at least 80% of its net assets in California Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act). The Trust may invest up to 20% of its net assets in municipal bonds the interest on which is exempt from regular Federal income tax but not California income tax. Under normal market conditions and after the initial investment period following this offering, the Trust will invest at least 80% of its net assets in investment grade California Municipal Bonds with a duration of five to 14 years. The Trust also expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of five to 14 years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Trust. These are non-fundamental policies and may be changed by the Trust's Board of Trustees. There can be no assurance that the Trust's investment objective will be realized. At times the Trust may seek to hedge its portfolio through the use of options and futures transactions or swap transactions to reduce the volatility in the net asset value of its common shares.

          The Trust intends to invest in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and
Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of MBIA-CMC, to other obligations in which the Trust may invest. Securities rated in the lowest category may be considered to have speculative characteristics.

          The Trust may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector; however, the Trust will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Trust's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Trust to certain risks.

          The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal market conditions, the Trust expects to maintain a dollar-weighted average portfolio duration of five to 14 years. "Duration" measures the sensitivity of a security's price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. MBIA-CMC increases or reduces the Trust's portfolio duration based on its interest rate outlook. When MBIA-CMC expects interest rates to fall, it attempts to maintain a longer portfolio duration. When MBIA-CMC expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, MBIA-CMC believes that the yield and price volatility characteristics of an intermediate term portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate term portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate term Municipal Bonds.

          For temporary periods or to provide liquidity, the Trust has the authority to invest as much as 20% of its total assets in taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Trust reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of MBIA-CMC, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Trust may also realize taxable capital gains.

          The Trust also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies - VRDOs and Participating VRDOs." The Trust's hedging strategies, which are described in more detail under "- Hedging Transactions" are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Trust's shareholders.

          Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and MBIA-CMC will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

          The Trust may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Trust believes such securities to be exempt from (i) regular Federal income taxation or (ii) regular Federal income taxation and California income taxation ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities that pay interest exempt from (i) regular Federal income tax will be considered "Municipal Bonds" and (ii) regular Federal income tax and California income tax will be considered "California Municipal Bonds" for purposes of the Trust's investment objective and policies. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to the Federal alternative minimum tax. The percentage of the Trust's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Trust.

          If you are, or as a result of investment in the Trust would become, subject to the Federal alternative minimum tax, the Trust may not be a suitable investment for you because the Trust expects that a portion of its investments will pay interest that is taxable under the Federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Taxes."

          The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. See "Risk Factors and Special Considerations - Municipal Bond Market Risk." Certain instruments in which the Trust may invest may be characterized as derivative instruments. See "-- Description of Municipal Bonds" and "-- Hedging Transactions -- Financial Futures Transactions and Options."

Description of Municipal Bonds

          Set forth below is a detailed description of the Municipal Bonds in which the Trust may invest. Information with respect to ratings assigned to tax exempt obligations that the Trust may purchase is set forth in Appendix B to this prospectus.

          Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are deemed Municipal Bonds if the interest paid thereon is exempt from regular Federal income tax, and California Municipal Bonds if the interest paid thereon is exempt from regular Federal and California income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute California Municipal Bonds or Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").

          General Obligation Bonds. General obligation bonds (other than those of the State of California, which has limited taxing power} are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

          Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

          IDBs and PABs. The Trust may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

          Moral Obligation Bonds. The Trust also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

          Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. The Trust may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Trust's net assets. The Trust may, however, invest without regard to such limitation in lease obligations which MBIA-CMC, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. MBIA-CMC will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, MBIA-CMC must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

          When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Trust may purchase or sell securities that it is entitled to receive on a when issued basis. The Trust may also purchase or sell securities on a delayed delivery basis. The Trust may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Trust at an established price with payment and delivery taking place in the future. The purchase will be received on the date the Trust enters into the commitment and the value of the securities will thereafter be reflected in the Trust's net asset value. The Trust enters into these transactions to obtain what is considered an advantageous price to the Trust at the time of entering into the transaction. The Trust has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Trust purchases securities in these transactions, the Trust segregates liquid securities in an amount equal to the amount of its purchase commitments.

          There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counter party may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Trust's purchase price. The Trust may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

          Call Rights. The Trust may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Trust may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Trust's net assets.

          Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Trust to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Trust invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

[Insured Municipal Bonds

          The Trust may acquire Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. These Municipal Bonds may be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Trust or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Trust ("Portfolio Insurance").

          A Municipal Bond covered by Original Issue Insurance or Secondary Market Insurance is itself typically assigned the same rating as that of the insurer. For example, if the insurer has a rating of Aaa or AAA, a bond covered by an Original Issue Insurance or Secondary Market Insurance policy from that insurer would also typically be assigned the same rating. Such a Municipal Bond would generally be assigned a lower rating if the ratings were based instead upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the rating, if any, assigned to a Municipal Bond insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and therefore will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Trust, however, a Municipal Bond backed by Portfolio Insurance from a particular insurer will effectively be of the same credit quality as a Municipal Bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance from that insurer.

          Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Bonds by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the Municipal Bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments. Original Issue Insurance also does not insure against nonpayment of principal or interest on Municipal Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

          Original Issue Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Trust ultimately disposes of these Municipal Bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

          Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Bond, the Trust or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue

Insurance, Secondary Market Insurance remains in effect as long as the Municipal Bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Trust ultimately disposes of these Municipal Bonds.

          Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Trust. Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A Municipal Bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof will reduce the yield to common shareholders of the Trust.

          Affiliated Insurers. The Trust intends to apply to the SEC for an order (the "Order") under the 1940 Act that would permit it, subject to certain conditions and limitations: (1) to purchase (to the extent otherwise permitted by its investment objective, policies, and restrictions) Municipal Bonds insured as to timely payment of principal and interest by MBIA Insurance Corporation (an affiliate of MBIA-CMC) or its affiliates (collectively, "MBIA Insurers") (a) in a primary offering of such Municipal Bonds or (b) in the secondary market when the previous owner of the Municipal Bonds has purchased Secondary Market Insurance to improve the marketability of the securities; and
(2) with respect to Municipal Bonds insured by MBIA Insurers, (a) to accept certain payments that might arise from claims made upon such insurance and (b) in connection with the Trust's acceptance of any such payments, to assign to an MBIA Insurer the Trust's rights of recovery therefore. Until the Order is granted, the Trust would not purchase such Municipal Bonds insured by MBIA Insurers or engage in such transactions with MBIA Insurers. Regardless of whether the Order is granted, the Trust may make certain secondary market purchases of Municipal Bonds insured by MBIA Insurers, except to the limited extent described in (1)(b) above. In no event will the Trust purchase Secondary Market Insurance or Portfolio Insurance directly from an MBIA Insurer. There can be no assurance that the SEC will grant the Order to the Trust.]

Hedging Transactions

          The Trust may hedge all or a portion of its portfolio investments against fluctuations in interest rates or other market movements through the use of options, caps and certain financial futures contracts and options thereon, and swap transactions and options thereon ("swaptions"). While the Trust's use of hedging strategies is intended to reduce the volatility of the net asset value of the Trust's shares, the net asset value of the Trust's shares will fluctuate. Income earned by the Trust from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Trust's investments due to adverse interest rate changes or other market movements. There can be no assurance that the Trust's hedging transactions will be effective. Furthermore, the Trust may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Trust has no obligation to enter into hedging transactions and may choose not to do so.

          Financial Futures Transactions and Options. The Trust is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Trust's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Trust may take an investment position in a futures contract that will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

          Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable as long term capital gains rates for Federal income tax purposes. See "Taxes -- Tax Treatment of Options and Futures Transactions."

          Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

          The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

          The Trust is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Trust's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Trust may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

          The Trust deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

          The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

          The Trust may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Trust may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

          Subject to policies adopted by the Trustees, the Trust also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if MBIA-CMC and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Trust invests to make such hedging appropriate.

          Futures Strategies. The Trust may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Trust's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Trust's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Trust's Municipal Bond investments that are being hedged. While the Trust will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Trust to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Trust. Employing futures as a hedge also may permit the Trust to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

          When the Trust intends to purchase Municipal Bonds, the Trust may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Trust. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

          Call Options on Futures Contracts. The Trust may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust will purchase a call option on a futures contract to hedge against a market advance when the Trust is not fully invested.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

          Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Trust will purchase a put option on a futures contract to hedge the Trust's portfolio against the risk of rising interest rates. The Trust may purchase put options on Treasury bond and/or Treasury note futures contracts.

          The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Trust intends to purchase.

          The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

          Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Trust require that all of the Trust's futures transactions constitute bona fide hedging transactions and that the Trust purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Trust's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Trust intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

          When the Trust purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

          Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

          The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Trust. As a result, the Trust's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Trust. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Trust may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

          There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Trust will enter into a futures position only if, in the judgment of MBIA-CMC, there appears to be an actively traded secondary market for such futures contracts.

          The successful use of transactions in futures and related options also depends on the ability of MBIA-CMC to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Trust or such rates move in a direction opposite to that anticipated, the Trust may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Trust's total return for such period may be less than if it had not engaged in the hedging transaction.

          Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with whom the Trust has an open position in a financial futures contract. Because the Trust will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Trust or decreases in the price of securities the Trust intends to acquire.

          The amount of risk the Trust assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          Caps. The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. To the extent that there is a decline in interest rates for maturities equal to the remaining term of the interest rate cap, the value of the cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the cap could increase, and thereby increase the net asset value of the common shares. As interest rate caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

          Interest Rate Swaps and Options Thereon ("Swaptions"). The Trust may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Trust generally will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of Municipal Bonds, but may also use them to enhance income. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

          An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

          The Trust may enter into swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Trust enters into these transactions, the Trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Trust also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Trust's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

          The Trust may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Trust and increase the Trust's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

          The Trust also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Trust can create a synthetic long or short position, allowing the Trust to select the most attractive part of the yield curve. An MMD Swap is a contract between the Trust and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

          A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

          A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

          It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, MBIA-CMC expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

          The pricing and valuation terms of interest rate swap agreements and swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps and swaptions must thus be regarded as inherently illiquid. Interest rate swap agreements are usually (1) between an institutional investor and a broker/ dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

          The Board of Trustees has currently limited the Trust's use of interest rate swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Trust's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Trust's Board, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.

          MBIA-CMC expects that the Trust will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap, cap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. As long as the Trust is a purchaser of swaptions, which is expected to be the only possibility under rating agency guidelines applicable to the preferred shares the Trust intends to issue, the Trust would not have to pledge collateral. However, it would have to monitor the market value of the swaptions held and insure that they are properly collateralized.

          The Trust has instituted procedures for valuing any swaps or swaptions positions to which it is party. Swaps or swaptions will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the swap or swaption. In the event of material discrepancies, the Trust has procedures in place for valuing the swap or swaption, subject to the direction of the Trust's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the MBIA-CMC's valuation models.

          The use of interest rate swaps and swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap or swaption reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Trust.

          The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap or swaption will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian.

          While the Trust may utilize interest rate swaps and swaptions for hedging purposes, their use might result in poorer overall performance for the Trust than if it had not engaged in any such transactions. If, for example, the Trust had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Trust's portfolio holdings and swaps or swaptions entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. Further, the Trust's use of swaps and swaptions to reduce risk involves costs and will be subject to MBIA-CMC's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the MBIA-CMC's judgment in this respect will be correct.

                           OTHER INVESTMENT POLICIES

          Temporary Investments. The Trust may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Trust may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Trust may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United

States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

          VRDOs and Participating VRDOs. VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Trust may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

          Participating VRDOs provide the Trust with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Trust would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Trust has been advised by its counsel that the Trust should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Trust does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Trust will not invest more than a limited amount of its assets in Participating VRDOs.

          VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Trust's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to MBIA-CMC the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

          The Temporary Investments, VRDOs and Participating VRDOs in which the Trust may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of MBIA-CMC. In addition, the Trust reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of MBIA-CMC, market conditions warrant.

          Repurchase Agreements. The Trust may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Trust may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Trust's net assets.

          In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

          Illiquid Securities. The Trust may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Trust buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

          Investment in Other Investment Companies. The Trust may invest in other investment companies whose investment objectives and policies are consistent with those of the Trust. In accordance with the 1940 Act, the Trust may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Trust may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Trust's total assets may be invested in securities of any investment company. If the Trust acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Trust (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Trust in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Suitability

          The economic benefit of an investment in the Trust depends upon many factors beyond the control of the Trust, MBIA-CMC and its affiliates. Because of its emphasis on managed duration California Municipal Bonds, the Trust should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Trust will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such markets, including the loss of principal. The Trust has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage

          The Trust currently intends to issue preferred shares within approximately one to three months after the completion of this offering. Under current market conditions it is anticipated that the preferred shares will represent approximately ___% of the Trust's capital, including the capital raised by issuing the preferred shares, or approximately ___% of the Trust's common share equity. There can be no assurance, however, that preferred shares will actually be issued or if issued what percentage of the Trust's capital they will represent. Issuing the preferred shares will result in the leveraging of the common shares. Although the Trust's Board of Trustees has not yet determined the terms of the preferred share offering, the Trust anticipates that the preferred shares will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred share offering will be invested in accordance with the Trust's investment objective. The expenses of the preferred shares, which will be borne by the Trust, will reduce the net asset value of the common shares. Additionally, under certain circumstances, when the Trust is required to allocate taxable income to holders of preferred shares, the Trust anticipates that the terms of the preferred shares will require the Trust to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation (an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, MBIA-CMC believes that the spread inherent in the difference between the short term and medium term rates (and any Additional Distribution) paid by the Trust as dividends on the preferred shares and the generally longer term rates received by the Trust on its portfolio securities may provide holders of common shares with a potentially higher yield.

          The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

          The use of leverage, however, involves certain risks to the holders of common shares. For example, issuance of the preferred shares may result in higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the preferred shares will affect the yield to holders of common shares. Leverage will allow holders of common shares to realize a higher current rate of return than if the Trust were not leveraged as long as the Trust, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred shares. Similarly, since a pro rata portion of the Trust's net realized capital gains are generally payable to holders of common shares, the effect of leverage will be to increase the amount of such gains distributed to holders of common shares. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Trust may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred shares approaches the net return on the Trust's investment portfolio, the benefit of leverage to holders of common shares will be decreased. If the current dividend rate (and any Additional Distribution) on the preferred shares were to exceed the net return on the Trust's portfolio, holders of common shares would receive a lower rate of return than if the Trust were not leveraged. Similarly, since both the cost of issuing the preferred shares and any decline in the value of the Trust's investments (including investments purchased with the proceeds from any preferred share offering) will be borne entirely by holders of common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if the Trust were not leveraged. If the Trust is liquidated, holders of preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares.

          In an extreme case, a decline in net asset value could affect the Trust's ability to pay dividends on the common shares. Failure to make such dividend payments could adversely affect the Trust's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Trust intends to take all measures necessary to make common shares dividend payments. If the Trust's current investment income is ever insufficient to meet dividend payments on either the common shares or the preferred shares, the Trust may have to liquidate certain of its investments. In addition, the Trust will have the authority to redeem the preferred shares for any reason and may redeem all or part of the preferred shares under the following circumstances:

         o     if   the Trust anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of common shares than that obtainable if the common shares were not leveraged,

         o if the asset coverage for the preferred shares declines below 200% either as a result of a decline in the value of the Trust's portfolio investments or as a result of the repurchase of common shares in tender offers, or

         o in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred shares.

Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of the common shares and require the Trust to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

          During periods when the Trust has preferred shares outstanding, the fees paid to MBIA-CMC and Servicing Agent will be higher than if the Trust did not issue preferred shares because the fees paid will be calculated on the basis of the Trust's Managed Assets, including proceeds from the sale of preferred shares.

          Assuming the use of leverage by issuing preferred shares (paying dividends at a rate that generally will be adjusted every __ days) in an amount representing approximately ___% of the Trust's capital at an annual dividend rate of ___% payable on such preferred shares based on market rates as of the date of this prospectus, the annual return that the Trust's portfolio must experience (net of expenses) in order to cover such dividend payments would be ___%.

          The following table is designed to illustrate the effect on the return to a holder of common shares of the leverage obtained by the issuance of preferred shares representing approximately ___% of the Trust's capital, assuming hypothetical annual returns on the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)........    (10)%       (5)%        0%        5%      10%
Corresponding Common Shares Return................    (___)%     (___)%    (___)%    (___)%   (___)%

          Leveraging the common shares cannot be fully achieved until preferred shares are issued and the proceeds of such offering have been invested in long term Municipal Bonds.

Portfolio Management and Other Considerations

          If short term or medium term rates increase or other changes in market conditions occur to the point where the Trust's leverage could adversely affect holders of common shares as noted above (or in anticipation of such changes), the Trust may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Trust also may attempt to reduce the degree to which it is leveraged by redeeming preferred shares or otherwise by purchasing preferred shares. Purchases and redemptions of preferred shares, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Trust and its shareholders to redeem or repurchase outstanding preferred shares, the Board of Trustees will take into account a variety of factors, including the following:

         o     market conditions,

         o     the ratio of preferred shares to common shares, and

         o     the expenses associated with such redemption or repurchase.

If market conditions subsequently change, the Trust may sell previously unissued preferred shares or preferred shares that the Trust had issued but later repurchased or redeemed.

          The Trust intends to apply for ratings of the preferred shares from one or more NRSROs. In order to obtain these ratings, the Trust may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Trust does not anticipate that these guidelines will impede MBIA-CMC from managing the Trust's portfolio in accordance with the Trust's investment objective and policies. Ratings on preferred shares issued by the Trust should not be confused with ratings on the obligations held by the Trust.

          Under the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred shares. Under the Trust's proposed capital structure, assuming the sale of preferred shares representing approximately ___% of the Trust's capital, the net asset value of the Trust's portfolio is expected to be approximately ____% of the liquidation value of the Trust's preferred shares. To the extent possible, the Trust intends to purchase or redeem preferred shares from time to time to maintain coverage of preferred shares of at least 200%.

                              -------------------

          The Trust may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Trust's investment objective and are permissible under applicable regulations governing the Trust.

                            INVESTMENT RESTRICTIONS

          The following are fundamental investment restrictions of the Trust and, prior to issuance of any preferred shares, may not be changed without the approval of the holders of a majority of the Trust's outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. The Trust may not:

               1. Make investments for the purpose of exercising control or management.

               2. Purchase or sell real estate, commodities or commodity contracts; except that to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Trust may purchase and sell financial futures contracts and options thereon.

               3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

               4. Underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

               5. Make loans to other persons, except that the Trust may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

               6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Trust, which may be changed by the Board of Trustees without shareholder approval, provide that the Trust may not:

               a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Trust from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Trust, (ii) 5% of the Trust's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Trust's total assets, taken at market value, would be invested in such securities, and (iv) the Trust, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

               b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

               c. Purchase any securities on margin, except that the Trust may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Trust of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax exempt securities issued by such entities.

          If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

          The Trust is classified as non-diversified within the meaning of the 1940 Act, which means that the Trust is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Trust's investments are limited, however, in order to allow the Trust to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Trust complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Trust's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Trust will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Trust will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interests and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Trust to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

                             TRUSTEES AND OFFICERS

          The Trustees of the Trust consist of [6] individuals, [4] of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of investment companies by the 1940 Act.

          Each non-interested Trustee is a member of the Trust's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Trust's independent auditors, including resolution of disagreements regarding financial reporting between Trust management and such auditors. The Board of the Trust has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee has not held any meetings since the Trust was organized on May 20, 2003.

          Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by MBIA-CMC and its affiliates and other public directorships.

                                            Term of                            Number of
                                          Office** and      Principal          Funds and
                            Position(s)    Length of      Occupation(s)        Portfolios
                          Held with the       Time       During Past Five     Overseen in         Public
Name, Address* and Age        Trust          Served           Years          Trust Complex    Directorships
----------------------  ---------------- -------------- ------------------ ----------------- ---------------

                         [TO BE PROVIDED BY AMENDMENT]


----------
* The address of each non-interested Trustee is 113 King Street, Armonk, New York, 10504.
** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust's By-laws, Declaration or by statute.

          Certain biographical and other information relating to the Trustee who are "interested persons" of the Trust as defined in the 1940 Act (the "interested Trustees") and to the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the fund complex and public directorships held.


                                             Term of                           Number of
                                           Office+ and      Principal          Funds and
                           Position(s)      Length of     Occupation(s)        Portfolios
                          Held with the       Time       During Past Five     Overseen in         Public
Name, Address* and Age        Trust          Served           Years          Trust Complex    Directorships
----------------------  ---------------- -------------- ------------------ ----------------- ---------------


                         [TO BE PROVIDED BY AMENDMENT]


----------
*     The address of each officer is 113 King Street, Armonk, New York, 10504.
+ Elected by and serves at the pleasure of the Board of Trustees of the Trust.
++ ________ is a trustee of certain other investment companies for which MBIA-CMC acts as investment adviser. _____ is an "interested person," as defined in the 1940 Act, of the Trust based on his positions as _____.
+++ As Trustee, _______ serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust's By-laws, Declaration or by statute.

          In the event that the Trust issues preferred shares, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Trust's Trustees, and the remaining Trustees will be elected by all holders of capital stock, voting as a single class. See "Description of Shares."

Share Ownership

          Information relating to each Trustee's share ownership in the Trust and in all registered funds in the family of funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the chart below.

                                                      Aggregate Dollar Range of
                           Aggregate Dollar Range of  Securities in Family of
Name                       Equity in the Trust        Investment Companies*

Interested Trustees:       [TO BE PROVIDED BY
                           AMENDMENT]
Non-interested Trustees:   [TO BE PROVIDED BY
                           AMENDMENT]

---------------
* For the number of funds from which each Trustee receives compensation, see the table above under "Trustees and Officers -- Biographical Information."


          As of the date of this prospectus, MBIA-CMC owned all of the outstanding common shares of the Trust; none of the Trustees and officers of the Trust owned outstanding shares of the Trust. As of the date of this prospectus, none of the non-interested Trustees of the Trust nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc.

Compensation of Trustees

          Pursuant to its investment advisory agreement with the Trust (the "Investment Advisory Agreement"), MBIA-CMC pays all compensation of officers and employees of the Trust as well as the fees of all Trustees of the

Trust who are affiliated persons of MBIA Inc. or its subsidiaries as well as such Trustees' actual out-of-pocket expenses relating to attendance at meetings.

          The Trust pays each non-interested Trustee a combined fee for
services on the Board and the Committee of $   per year, $   per in person
Board meeting attended and $   per in person committee meeting attended. The
Trust pays the Chairman of the Committee an additional fee of $   per year.
The Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

          The following table sets forth the estimated compensation to be paid by the Trust to the non-interested Trustees projected through the end of the Trust's first full fiscal year and the aggregate compensation paid to them from all registered funds in the fund complex for the calendar year ended December 31, 2002.

                                                            Pension or
                                                            Retirement
                                                              Benefits          Estimated       Aggregate
                                                             Accrued as           Annual      Compensation
                            Position      Compensation     Part of Trust      Benefits Upon  From Trust and
Name of Trustee            with Trust      From Trust         Expense           Retirement    Trust Complex
----------------------  ---------------- -------------- ------------------ ----------------- ---------------

                         [TO BE PROVIDED BY AMENDMENT]





*     Chairman of the Committee.


                       INVESTMENT ADVISORY ARRANGEMENTS

          MBIA Capital Management Corp., an SEC-registered investment adviser and NASD member firm, acts as the Trust's investment adviser. MBIA-CMC is located at 113 King Street, Armonk, New York 10504. MBIA-CMC is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. MBIA Inc.'s largest subsidiary is MBIA Insurance Corporation ("MBIA Corp."), a leading global provider of financial guarantee insurance. MBIA Inc. is a publicly-held company whose shares trade on the NYSE under the ticker symbol MBI.

          MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Insurance Corp. of Illinois, also referred to as "MBIA Illinois," and Capital Markets Insurance Corporation, "CapMAC," both financial guarantee companies acquired by MBIA Corp. MBIA Corp. also owns MBIA Assurance S.A., a French insurance company, which writes financial guarantee insurance in the countries of the European Community.

          MBIA Corp. has a Triple-A claims-paying rating from S&P, which it received in 1974; from Moody's, which it received in 1984; from Fitch, which it received in 1995; and from Rating and Investment Information, Inc., which it received in 1999. Obligations which are guaranteed by MBIA Corp. are rated Triple-A primarily based on these claims-paying ratings of MBIA Corp. Both S&P and Moody's have also continued the Triple-A rating on guaranteed bond issues of MBIA Illinois and CapMAC. The Triple-A ratings are important to the operation of MBIA Corp.'s business and any reduction in these ratings could have a material adverse effect on MBIA Corp.'s ability to compete and could have a material adverse effect on its business, operations and financial results.

          MBIA Corp. primarily insures obligations which are sold in the new issue and secondary markets, or which are held in unit investment trusts and by mutual funds. It also provides financial guarantees for debt service reserve funds. As a result of Triple-A ratings assigned to insured obligations, the principal economic value of financial guarantee insurance to the entity issuing the obligations is the savings in interest costs between an insured obligation and the same obligation on an uninsured basis. In addition, for complex financings and for obligations of issuers that are not well-known by investors, insured obligations receive greater market acceptance than uninsured obligations.

          MBIA Corp. issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utilities bonds, bonds issued by highly rated, sovereign and sub-sovereign entities and collateralized obligations of corporations and financial institutions, both in the new issue and secondary markets. The municipal obligations that MBIA Corp. insures include tax-exempt and taxable indebtedness of states, counties, cities, utility districts and other political subdivisions, as well as airports, higher education and health care facilities and similar authorities. The asset-backed or structured finance obligations insured by MBIA Corp. typically consist of securities that are payable from or which are tied to the performance of a specific pool of assets that have a defined cash flow. These include residential and commercial mortgages, a variety of consumer loans, corporate loans and bonds and equipment and real property leases.

          MBIA-CMC is an international investment manager supervising client accounts with assets, as of March 31, 2003, totaling approximately $27 billion (including $20 billion representing assets managed on behalf of clients that are affiliates of MBIA-CMC). Of that amount $8.8 billion represents the investment portfolio of MBIA Corp., more than half of which consists almost entirely of municipal bonds.

          MBIA-CMC's philosophy for the MBIA Corp. portfolio mirrors the approach it intends to take with the Trust. The MBIA portfolio contains only investment grade bonds with an average quality rating of Aa. The portfolio has duration limits set for a number of different parameters.

Investment Advisory Agreement

          The Investment Advisory Agreement provides that, subject to the direction of the Trust's Board of Trustees, MBIA-CMC is responsible for the actual management of the Trust's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with MBIA-CMC, subject to review by the Board of Trustees.

          The Trust's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. MBIA-CMC will also be responsible for the performance of certain management services for the Trust. The Trust will be managed by a team of investment professionals from MBIA-CMC. The portfolio manager primarily responsible for the Trust's day-to-day management is
_______________.

          For its services, the Trust pays MBIA-CMC a monthly fee at the annual rate of ___% of the Trust's Managed Assets. For purposes of this calculation, Managed Assets are determined at the end of each month on the basis of the average Managed Assets of the Trust for each day during the month. It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) is not considered a liability in determining the Trust's Managed Assets.

          The Investment Advisory Agreement obligates MBIA-CMC to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the compensation of all Trustees of the Trust who are affiliated persons of MBIA-CMC or any of its affiliates. The Trust pays all other expenses incurred in the operation of the Trust, including, among other things, expenses for legal and auditing services, fees of the Servicing Agent, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, SEC fees, fees and expenses of non-interested Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust. Certain accounting services are provided to the Trust by ____ ("_____") pursuant to an agreement between _____ and the Trust. The Trust will pay the costs of these services. In addition, the Trust will reimburse MBIA-CMC for certain additional accounting services.

          Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Trust and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Trust.

         In connection with the Board of Trustee's consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. [To Be Completed By Amendment]

Code of Ethics

          The Trust's Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and MBIA-CMC. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

                            PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Trustees, MBIA-CMC is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Trust. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Trust, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Trust primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Trust will not necessarily be paying the lowest spread or commission available.

          Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to MBIA-CMC may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by MBIA-CMC under the Investment Advisory Agreement and the expense of MBIA-CMC will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by MBIA-CMC in servicing all of its accounts and such research might not be used by MBIA-CMC in connection with the Trust.

          The Trust invests in securities traded in the over-the-counter markets, and the Trust intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Trust are prohibited from dealing with the Trust as principal in the purchase and sale of securities. However, affiliated persons of the Trust may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

          The Trust also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

          Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities.

          Securities held by the Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which MBIA-CMC or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by MBIA-CMC for the Trust or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by MBIA-CMC (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Portfolio Turnover

          Generally, the Trust does not purchase securities for short term trading profits. However, the Trust may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to MBIA-CMC. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Trust's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Trust during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Trust and also has certain tax consequences for shareholders.

                          DIVIDENDS AND DISTRIBUTIONS

          The Trust intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Trust will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. From and after issuance of the preferred shares, monthly dividends to holders of common shares normally will consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distributions) on the preferred shares. The Trust may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Trust to maintain a more stable level of distributions. As a result, the dividend paid by the Trust to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Trust during such period. The Trust is not required to maintain a stable level of distributions to shareholders. For Federal tax purposes, the Trust is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common shares and any preferred shares.

          While any preferred shares are outstanding, the Trust may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred share dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Trust's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Taxes."

          See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common shares may be automatically reinvested in common shares of the Trust. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Trust or received in cash.

          The yield on the Trust's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Trust's investment in portfolio securities, the securities comprising the Trust's portfolio, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Trust's preferred shares, the effects of preferred share leverage on the common shares discussed above under "Risks and Special Considerations of Leverage," the timing of the investment of preferred share proceeds in portfolio securities, the Trust's net assets and its operating expenses. Consequently, the Trust cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Trust shares.

                                     TAXES

General

          The Trust intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Trust (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

          The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax exempt income of a RIC, such as the Trust, that pays exempt-interest dividends.

          The Trust intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes ("tax exempt obligations") under
Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Trust shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Trust that are attributable to interest on tax exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Trust's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Trust's shareholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs or IDBs, if any, held by the Trust.

          So long as, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate stockholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

          To the extent that the Trust's distributions are derived from interest on its taxable investments or from an excess of net short term capital gains over net long term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Trust shares and, for California personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Generally not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends. Distributions by the Trust, whether from exempt-income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

          All or a portion of the Trust's gain from the sale or redemption of tax exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Trust shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. If the Trust pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.

          The Internal Revenue Service (the "Service") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common shares and one or more series of preferred shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common shares and each series of preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred shares pursuant to the allocation rules described above, the terms of the preferred shares may require the Trust to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

          The Code subjects interest received on certain otherwise tax exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax exempt, are used for purposes other than those performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including shareholders of the Trust, to an increased Federal alternative minimum tax. The Trust intends to purchase such "private activity bonds" and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Trust will be included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Trust.

          The Trust may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Trust may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

          The Trust may engage in interest rate swaps. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Trust to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Trust will monitor its activity in this regard in order to maintain its qualification as a RIC. Because payments received by the Trust in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to shareholders.

          If at any time when preferred shares are outstanding the Trust does not meet the asset coverage requirements of the 1940 Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Trust from distributing at least 90% of its net investment income and may, therefore, jeopardize the Trust's qualification for taxation as a RIC.

If the Trust were to fail to qualify as a RIC, some or all of the distributions paid by the Trust would be fully taxable for Federal and California income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Trust, in its sole discretion, may redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

          As noted above, the Trust must distribute annually at least 90% of its net taxable and tax exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred shares that the Trust contemplates issuing may raise an issue as to whether distributions on such preferred shares are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Trust intends to issue preferred shares that counsel advises will not result in the payment of a preferential dividend. If the Trust ultimately relies solely on a legal opinion when it issues such preferred shares, there is no assurance that the Service would agree that dividends on the preferred shares are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred shares, the Trust could be disqualified as a RIC. In this case, dividends paid by the Trust would not be exempt from Federal income taxes. Additionally, the Trust would be subject to the Federal alternative minimum tax.

          The value of shares acquired pursuant to the Trust's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Trust's shares are trading at a premium over net asset value, the Trust issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Trust's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

          Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

          Under certain Code provisions, some taxpayers may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

          The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Trust) during the taxable year.

Tax Treatment of Options and Futures Transactions

          The Trust may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Trust may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Trust or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Trust may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of changes in price or interest rates with respect to its investments.

          Code Section 1092, which applies to certain "straddles," may affect the taxation of the Trust's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Trust may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

                              -------------------

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and California income and corporate franchise tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury Regulations, as well as the California income and corporate franchise tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

          Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

          Pursuant to the Trust's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by _____ ("______"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Trust. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by _____, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to _____, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

          Whenever the Trust declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per share of the common shares plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

          In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

          The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

          In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

          There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

          The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

          Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Trust's shares is higher than the net asset value, participants in the Plan will receive shares of the Trust at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Trust does not redeem its shares, the price on resale may be more or less than the net asset value.

          Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

          All questions and correspondence concerning the Plan should be directed to the Plan Agent at _____________________.

                                NET ASSET VALUE

          Net asset value of the common shares is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of the common shares, the value of the securities held by the Trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to MBIA-CMC, are accrued daily.

          The Municipal Bonds in which the Trust invests are traded primarily in the over-the-counter markets. In determining net asset value, the Trust uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. The Board of Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts and interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

          The Trust makes available for publication the net asset value of its common shares determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

                             DESCRIPTION OF SHARES

Common Shares

          The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of May 20, 2003. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

          The Trust has no present intention of offering any additional shares other than the preferred shares and common shares issued under the Trust's Automatic Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

          The Trust's common shares will be listed on the NYSE under the symbol "[___]".

          The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."

          Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

          MBIA-CMC provided the initial capital for the Trust by purchasing ______ common shares of the Trust for $________. As of the date of this prospectus, MBIA-CMC owned 100% of the outstanding common shares of the Trust. MBIA-CMC may be deemed to control the Trust until such time as it owns less than 25% of the outstanding shares of the Trust.

Preferred Shares

          The Declaration provides that the Trust's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

          It is anticipated that the Trust's preferred shares will be issued in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of common shares. Under the 1940 Act, the Trust is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Trust or the payment of dividends. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. It is anticipated that the net asset value per share of the preferred shares will equal its original purchase price per share plus accumulated dividends per share.

          The Trust's Board of Trustees has declared its intention to authorize an offering of preferred shares (representing approximately ____% of the Trust's capital immediately after the issuance of such preferred shares) within approximately one to three months after completion of the offering of common shares, subject to market conditions and to the Board's continuing to believe that leveraging the Trust's capital structure through the issuance of preferred shares is likely to achieve the benefits to the holders of common shares described in the prospectus. Although the terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Trustees (subject to applicable law and the Declaration), the initial series of preferred shares will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be as stated below.

          Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Trust. A consolidation or merger of the Trust with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Trust will not be deemed to be a liquidation, dissolution or winding up of the Trust.

          Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.

          In connection with the election of the Trust's Trustees, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Trust's Trustees, and the remaining Trustees will be elected by all holders of capital stock, voting as a single class. If at any time dividends on shares of the Trust's preferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Trust's Trustees until all dividends in default have been paid or declared and set apart for payment.

          The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of preferred shares.

          Redemption Provisions. It is anticipated that preferred shares will generally be redeemable at the option of the Trust at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Preferred shares will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Trust to maintain asset coverage requirements for the preferred shares specified by the rating agencies that issue ratings on the preferred shares.

Certain Provisions of the Agreement and Declaration of Trust

          The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

          In addition, the Declaration requires the favorable vote of a majority of the Trust's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their affiliates and associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

          The 5% holder transactions subject to these special approval requirements are:

          o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

          o the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

          o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

          o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

          To convert the Trust to an open-end investment company, the Trust's Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

          To liquidate the Trust, the Declaration requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust shall be required.

          For the purposes of calculating "a majority of the outstanding voting securities" under the Declaration, each class and series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

          The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                                   CUSTODIAN

          The Trust's securities and cash are held under a custodian agreement with ____________________, ____________________, ____________________.

                                 UNDERWRITING

          The Trust intends to offer the shares through the underwriters. ____________________________ is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Trust and MBIA-CMC and the underwriters, the Trust has agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from the Trust, the number of shares listed opposite their names below.

                            Underwriters                     Number of Shares
                            ------------                     ----------------

------------------.......................................
                        .................................
                        .................................
                                                             --------------
              Total......................................

          The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

          The Trust and MBIA-CMC have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

          The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

          The underwriters have advised the Trust that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $___ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $___ per share to other dealers. There is a sales charge or underwriting discount of $___ per share, which is equal to ___% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the common shares purchased in the offering on or before ________ __, 2003.

          The following table shows the public offering price, underwriting discount and proceeds before expenses to the Trust. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                                          Per Share     Without Option     With Option
                                                         -----------   ----------------   -------------
          Public offering price.....................     $   15.00      $                   $
          Underwriting discount.....................     $              $                   $
          Proceeds, before expenses, to the Trust...     $              $                   $

          The expenses of the offering, excluding underwriting discount, are estimated at $___ and are payable by the Trust.

          Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the common shares of the Trust. Generally, Claymore Securities, Inc. pays a fee of __% of the offering amount to employees who assist in marketing securities. In connection with this distribution assistance, Claymore Securities, Inc. will enter into an underwriter participation agreement with the Trust. To the extent that the Trust has not otherwise paid organizational and offering expenses equal to ________, the Trust will pay up to __% of the amount of the offering up to
_______ to Claymore Securities, Inc. as payment for its distribution assistance. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended, although Claymore will not purchase or resell any of the common shares in connection with the offering or be a party to the purchase agreement.

Over-allotment Option

          The Trust has granted the underwriters an option to purchase up to _________additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

          Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Trust's shares. However, the representatives may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

          If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

          The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, it may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

          Neither the Trust nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Trust nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

          Prior to this offering, there has been no public market for the shares. The Trust plans to apply to list its shares on the NYSE or another national securities exchange under the symbol "____". However, during an initial period that is not expected to exceed two weeks from the date of this prospectus, the Trust's shares will not be listed on any securities exchange. Additionally, before it begins trading, the underwriters do not intend to make a market in the Trust's shares, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Trust during such period. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

          The address of _________________________ is _____________________.
The address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.

                                SERVICING AGENT

          Claymore Securities, Inc. serves as the Trust's Servicing Agent. In this capacity, it acts as servicing agent to the Trust. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Trust; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Trust's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Trust shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Trust through regular written and oral communications with the Trust's NYSE specialist and the closed-end fund analyst community. As compensation for its services, the Trust pays the Servicing Agent an annual fee based on the average weekly value of the Managed Assets during such month.

          If the average weekly value of the Managed Assets (calculated monthly) is greater than $[___] million, the Servicing Agent will receive an annual fee from the Trust, payable monthly in arrears, which will be based on the average weekly value of the Managed Assets during such month, in a maximum amount equal to [___]% of the average weekly value of the Managed Assets.

          If the average weekly value of the Managed Assets (calculated monthly) is $[___] million or less, the Servicing Agent will receive an annual fee from the Trust, payable monthly in arrears, which will be based on the average weekly value of the Managed Assets during such month, in a maximum amount equal to [___]% of the average weekly value of the Managed Assets.

          The Servicing Agreement is effective on the date the Trust's registration statement is declared effective and will terminate unless approved annually by the Board of Trustees of the Trust. The Servicing Agreement is terminable upon [__] days' notice by the Trust and [__] days' notice by the Servicing Agent.

          Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

          The transfer agent, dividend disbursing agent and registrar for the common shares of the Trust is _____________________, _____________________,
_____________________.

                         ACCOUNTING SERVICES PROVIDER

          __________________________________________, provides certain accounting services for the Trust.

                                LEGAL OPINIONS

          Certain legal matters in connection with the common shares offered hereby are passed on for the Trust by Simpson Thacher & Bartlett, New York, New York. Certain legal matters will be passed on for the underwriters by
__________________.

                       INDEPENDENT AUDITORS AND EXPERTS

          ______________, independent auditors, have audited the statement of assets and liabilities of the Trust as of _______, 2003 which is included in this prospectus and Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this prospectus and in the Registration Statement, given on their authority as experts in accounting and auditing.

                            ADDITIONAL INFORMATION

          The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the SEC. Any such reports and other information, including the Trust's Code of Ethics, can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Trust, that file electronically with the SEC. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the NYSE.

          Additional information regarding the Trust is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Trust with the SEC in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                        REPORT OF INDEPENDENT AUDITORS

                               [To be provided]

                     [Financial Statements to be provided]

                                  APPENDIX A

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

          The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. other factors will affect issuers. the summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. the Trust has not independently verified this information.

General Economic Conditions

          The economy of the State of California (referred to herein as the "State" or "California") is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing approximately 290,000 jobs in calendar year 2001. The recession is concentrated in the state's high-tech sector and tourism industry. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.6 percent in April 2003. (See "Current State Budget" below.) Current unemployment figures for the State are available at the website of the Department of Finance, www.dof.ca.gov, under the heading "Monthly Finance Bulletins."

          The State projects growth in nonfarm employment in calendar year 2003 to be an average of 2.1 percent. The State forecasted that the unemployment rate -- a lagging indicator -- would edge up to a 6.4 percent average in 2002 from a 6.0 percent average in 2001, and increase somewhat in 2003 before falling in 2004.

          California's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

          Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted 165,000 new units to be authorized by building permits in 2002, up from 149,000 in 2001. However, in 2003, the State expects homebuilding to decline to 148,000 units.

          The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) declined in 2001 and 2002.

          The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to have declined further in 2002.

Prior Fiscal Years' Financial Results

          The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.

          2001-2002 Fiscal Year Budget. The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Current State Budget

          Fiscal Year 2002-2003 Budget Act. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year - the latest budget signing in the State's recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the "2002 Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in program reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

          The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.

          The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. (See "Proposed 2003-2004 Governor's Budget" below for estimates of the 2003-2004 structural deficit). Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.

          Some of the important features of the 2002 Budget Act are the following:

          1. Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

          2. Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

          3. Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

          4. The 2002 Budget Act contains $4.4 billion of continuing tax relief.

          5. The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

          6. The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

          Complete text of the 2002 Budget Act may be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading "California Budget."

          Proposed 2003-2004 Governor's Budget. The Proposed 2003-2004 Governor's Budget (the "Proposed 2003-2004 Governor's Budget"), released on January 10, 2003, presents the Governor's plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the "2003 Budget Gap"). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget. Complete text of the Proposed 2003-2004 Governor's Budget may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading "California Budget."

Future Budgets

          It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

          Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

                          Fitch      Moody's      S&P
                            A           A2         A


          Currently, the State's rating outlook with Fitch remains on rating watch -- negative.

          These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

          Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or at the website of the Treasurer of the State, www.treasurer.ca.gov, under the heading "Credit Ratings."

Recent Developments Regarding Natural Gas and Electricity

          During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The State projects these difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

          Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program").

          DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The primary source of money to pay debt service on the DWR revenue bonds is revenue from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds are not a debt or liability of the State nor do the DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

          The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.

          A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also "Pending Litigation" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

Tobacco Settlement

          In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The Proposed 2003-2004 Governor's Budget forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

          The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "third annual" payment, received in April 2003, was 12 percent lower than the base settlement amount due in part to reduced sales. Future payment estimates have been reduced by a similar percentage.

          Tobacco Settlement securitization bonds issued by the State in January of 2003 were downgraded by two rating agencies in April 2003 as a result of the notification by Philip Morris, Inc ("Philip Morris"), one of the major tobacco manufacturers that it may not be able to make a scheduled payment of $2.5 billion to the settling states due to a trial court judgment rendered against Philip Morris in Illinois. Subsequently, the trial court in Illinois modified its ruling and Philip Morris made its scheduled payment of $2.5 billion on April 15, 2003.

          In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

Local Governments

          The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

          State Funding. In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.

          The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State's financial challenges may have an impact on whether these moneys are actually allocated to the local governments.

          Constitutional and Statutory Limitations. On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

          The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.

          On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.

          Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

          Welfare caseloads have declined with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected by the State to be 522,000, up from 507,000 cases in 2001-2002. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

          Courts. Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced. In 2002-2003, State funding of the State's trial court system will remain unchanged and county funding will increase slightly by 1.0%, as compared to 2001-2002 estimates.

          Tobacco Settlement. Local governments will receive approximately half of the settlement payments to be made by the four major cigarette manufacturers under the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers, in which the tobacco companies agreed to make certain payments to California governments in exchange for the State agreeing to drop its lawsuit and not to sue in the future for monetary damages. The State forecasts payments to local governments totaling approximately $323 million in 2002-2003. (See "Tobacco Settlement").

     CONSTITUTIONAL AND STATUTORY LIMITATIONS; FUTURE INITIATIVES; PENDING
                                  LITIGATION

          Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

          On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under
Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.

          Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

          Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such programs by raising taxes.

          At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-12 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-12 schools.

          Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

          At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

          Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

          Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."

          The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.

          In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. However, the Supreme Court may consider all of the issues raised in the case. This matter was heard on April 1, 2003 and pursuant to the rules of court, a decision is expected within 90 days.

          In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under
Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of several billion dollars.

          In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.

          The State has been involved in two refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. which have been consolidated for appeal as McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.

          In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

          In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.

          In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The trial court ruled in favor of the Franchise Tax Board on April 11, 2003. It is not yet known whether the plaintiff will appeal the decision.

          In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

          In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs' motion for leave to amend and the court of appeals affirmed. It is not yet known whether the plaintiffs will seek review by the Supreme Court.

          In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

          In Capitol People First v. Department of Developmental Services a consortium of law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

          In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act"). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs' position is that retrofitting of the Department's facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be billions of dollars.

          In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions.

          On September 6, 2002, PG&E filed a complaint for breach of contract against the State in Pacific Gas and Electric Company v. The State of California. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuit and plaintiffs have appealed.

                                  APPENDIX B

                          RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa            Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

          Short term Notes: The three ratings of Moody's for short term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

          Moody's Commercial Paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

          A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

          The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or Minus (-): The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

          A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

          A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

          --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

          --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Fitch Ratings' ("Fitch") Investment Grade Bond Ratings

          Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

          Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

          Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR             Indicates that Fitch does not rate the specific issue.

Conditional    A conditional rating is premised on the successful
               completion of a project or the occurrence of a specific event.

Suspended      A rating is suspended when Fitch deems the amount of
               information available from the issuer to be inadequate for rating purposes.

Withdrawn      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

          Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Short term Ratings

          Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

          The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                  APPENDIX C

                      TAXABLE EQUIVALENT YIELDS FOR 2003

         Taxable Income (1)                                                       A Tax Exempt Yield of
---------------------------------                    ------------- ------------------------------------------------------
                                                          2003
                                        2003 Federal   California
Single Return         Joint Return       Tax Bracket   Tax Bracket   5.00%     5.50%    6.00%    6.50%    7.00%    7.50%
------------------ ------------------ --------------- ------------- -------- -------- -------- -------- -------- --------
                                                                               is equal to a taxable yield of
$28,401-$30,298     $47,451-$60,596        27.0%         6.0%        7.29      8.02     8.74      9.47    10.20    10.93
$30,299-$38,291     $60,597-$76,582        27.0%         8.0%        7.44      8.19     8.93      9.68    10.42    11.17
$38,292-$68,800     $76,583-$114,650       27.0%         9.3%        7.55      8.31     9.06      9.82    10.57    11.33
$68,801-$143,500    $114,651-$174,700      30.0%         9.3%        7.88      8.66     9.45     10.24    11.03    11.81
$143,501-$311,950   $174,701-$311,950      35.0%         9.3%        8.48      9.33    10.18     11.03    11.87    12.72
Over $311,950       Over $311,950          38.6%         9.3%        8.98      9.88    10.77     11.67    12.57    13.47

----------
(1) An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay Federal alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 2003. Certain legislative proposals are under consideration which would change the Federal tax rates listed above and thereby affect the tax equivalent yield calculations. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax rates shown above do not apply to corporate taxpayers subject to the California corporate franchise tax. The tax characteristics of the Trust are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Trust performance.

===============================================================================



          Through and including __________ ___, 2003 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




                               __________ Shares

       MBIA Capital/Claymore Managed Duration California Municipal Trust


                                 Common Shares






                            ----------------------

                                  PROSPECTUS
                            ----------------------






                   [names of underwriting syndicate members]








                              ____________, 2003



===============================================================================

                           PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(1)       Financial Statements:

          Independent Auditors' Report*

          Statement of Assets and Liabilities as of ____________, 2003*

(2)       Exhibits:

          Exhibit
          Number        Description
          ------        -----------

          (a)           --Agreement and Declaration of Trust.
          (b)           --By-Laws of the Trust.
          (c)           --Not applicable
          (d)(1)        --Portions of the Agreement and Declaration of Trust
                          and By-Laws of the Trust defining the rights of holders of common shares of the Trust.(a)
          (d)(2)        --Form of specimen certificate for common shares of the
                          Trust.*
          (e)           --Form of Automatic Dividend Reinvestment Plan.*
          (f)           --Not applicable
          (g)           --Form of Investment Advisory Agreement.*
          (h)(1)        --Form of Underwriting Agreement.*
          (h)(2)        --Form of Standard Dealer Agreement.*
          (h)(3)        --Form of Master Agreement Among Underwriters.*
          (h)(4)        --Form of Underwriting Participation Agreement.*
          (i)           --Not applicable
          (j)           --Form of Custodian Agreement between the Registrant
                          and ____________________.*
          (k)(1)        --Form of Registrar, Transfer Agency, Dividend
                          Disbursing Agency and Shareholder Service Agreement between the Trust and ____________________.*
          (k)(2)        --Form of Administrative Services Agreement between
                          Registrant and _______.*
          (k)(3)        --Form of Servicing Agreement between Registrant and
                          Claymore Securities, Inc.*
          (l)           --Opinion and Consent of Simpson Thacher & Bartlett.*
          (m)           --Not applicable
          (n)           --Consent of _________________, independent auditors
                          for the Trust.*
          (o)           --Not applicable
          (p)           --Purchase Agreement.*
          (q)           --Not applicable
          (r)           --Code of Ethics.*

----------
(a) Reference is made to Articles V, VI and X of the Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) hereto; and to Article I of the Registrant's By-Laws, filed as Exhibit (b) hereto.

*    To be provided by amendment.


Item 25.  Marketing Arrangements.

          See Exhibits (h)(1), (2) and (4).

Item 26.  Other Expenses of Issuance and Distribution.

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

         Registration fees..........................................   $      *
                                                                         ------
         [____________] Stock Exchange listing fee..................          *
                                                                         ------
         Printing (other than stock certificates)...................          *
                                                                         ------
         Engraving and printing stock certificates..................          *
                                                                         ------
         Legal fees and expenses....................................          *
                                                                         ------
         Accounting fees and expenses...............................          *
                                                                         ------
         NASD fees..................................................          *
                                                                         ------
         Miscellaneous..............................................          *
                                                                         ------
         Total......................................................          *
                                                                         ======

----------
*    To be provided by amendment.


Item 27.  Persons Controlled by or Under Common Control with Registrant.

          The information in the prospectus under the captions "Investment Advisory Arrangements" and "Description of Shares--Common Shares".

Item 28.  Number of Holders of Securities.

          There will be one record holder of the Common Shares as of the effective date of this Registration Statement.

Item 29.  Indemnification.

          [Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

          5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

          (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

          (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

          (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

          5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

          5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

          5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

          Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article ___ of the purchase agreement attached as Exhibit
(h)(1), which is incorporated herein by reference.]

Item 30.  Business and other Connections of Investment Advisor

          [To be provided].

Item 31.  Location of Accounts and Records

          The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o MBIA Capital Management Corp., 113 King Street Armonk, New York 10504 and at the offices of [Name of Custodian], the Registrant's Custodian, and [Name of Transfer Agent], the Registrant's Transfer Agent.

ITEM 32.  Management Services.

          Not applicable.

ITEM 33.  Undertakings.

          (a) The Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (b) The Registrant undertakes that:

                    (1) For purposes of determining any liability under the
               1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                   (2) For the purpose of determining any liability under the
               1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Armonk, State of New York, on the 23rd day of May, 2003.

                                       MBIA CAPITAL /CLAYMORE MANAGED DURATION
                                       CALIFORNIA MUNICIPAL TRUST
                                       (Registrant)


                                       By: /s/  CLIFFORD D. CORSO
                                          -------------------------------------
                                      (Clifford D. Corso, President)

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.

        Signatures                    Title                      Date
-------------------------- -------------------------- --------------------------
/s/MICHAEL R. JACOBSON
(Michael R. Jacobson)      Treasurer (Principal        May 23, 2003
                           Financial and Accounting
                           Officer) and Sole Trustee

                                 Exhibit Index

Exhibit        Description
-------        -----------

(a)            -- Agreement and Declaration of Trust of the Registrant.
(b)            -- By-Laws of the Registrant.